EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 3, 2006 on the financial statements of Quest Minerals & Mining Corp. for the year ended December 31, 2005 and to the reference to out firm under the caption "Experts" in the prospectus.





                                       /s/ KEMPISTY & COMPANY
                                       -----------------------------------------
                                       Kempisty & Company,
                                       Certified Public Accountants, P.C.
                                       New York, New York



Dated: September 28, 2006